UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006 (October 8, 2006)

ISLE OF CAPRI CASINOS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 12, 2006, Isle of Capri Casinos, Inc. (the “Company”) inadvertently filed a Form 8-K under Item 1.01 rather than Item 8.01 to report the amendment of its agreement with resort developer Eighth Wonder. This Form 8-K/A Amendment No. 1 is being filed to correctly report the amendment under Item 8.01.

Item 8.01. Other Events.

On October 10, 2006, the Company announced that it had amended its agreement with resort developer Eighth Wonder in connection with the proposal to build a resort complex on Sentosa Island in Singapore. Under the revised agreement dated October 8, 2006, the Company has amended its share of equity ownership and has entered into a revenue sharing agreement.

Copies of the press releases are attached hereto as Exhibit No. 99.1 and Exhibit No. 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index included in this Form 8-K/A.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.
Date: November 13, 2006	By:	/s/ Donn R. Mitchell, II
	Name:	Donn R. Mitchell, II
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1 Exhibit 99.2	Press release dated October 10, 2006 Press release dated October 10, 2006